SPIRIT OF AMERICA INVESTMENT FUNDS, INC.

Supplement dated January 9, 2009

To Prospectus dated December 31, 2008

Commencing as of January 1, 2009, the Adviser has decided to voluntarily waive its management fee of 0.60% through June 30, 2009. Further information on such waiver is located below in footnote(3).

The following information replaces that contained under the heading “FEES AND EXPENSES OF THE INCOME FUND” beginning on page 22 of the Prospectus:

FEES AND EXPENSES OF THE INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75	%(1)

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses (expenses that are deducted from the Income Fund’s assets)

	Class A
Management Fees	0.60	%(3)

Distribution and Service (12b-1) Fees	0.25%

Other Expenses	0.35	%(4)

Total Annual Fund Operating Expenses	1.20%

Contractual Fee and Expense Waivers	(0.10	)%(5)

Net Annual Fund Operating Expenses	1.10	%(5)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)

The Adviser has agreed to voluntarily waive its management fee of 0.60% through June 30, 2009, such waived fees are not subject to reimbursement as discussed in footnote (5) below. The Adviser may extend all or a portion of such waiver but is not obligated to do so. Beginning January 1, 2009 through June 30, 2009, or longer if the Adviser chooses to extend such waiver, the total operating expenses of the Income Fund are reduced from 1.10% to 0.50%.

(4)	Other Expenses are estimated for the current fiscal year.
(5)

These are the total fees and expenses that the Income Fund is expected to incur for the fiscal year ended December 31, 2009. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Income Fund Class A shares will not exceed 1.10% of the average daily net assets of the Income Fund’s Class A Shares. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the Income Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Income Fund within the following three years, provided the Income Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Income Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	The Income Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Income Fund would be:

	1 year	3 years
Income Fund Class A Shares	582	825

You would pay the same amount of expenses if you did not redeem your shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR

FUTURE REFERENCE.